Exhibit 4.8

Number 2046

Shares

TALK CITY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NAME CHANGED TO
LiveWorld, Inc.

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

[redacted]

CUSIP 53838Q 10 9

THIS CERTIFIES THAT

Is the owner of

... AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF ...001 PER SHARE, OF

TALK CITY, INC.

(hereina... ...ed the "...."), transferable on the books of the Corporation by ... holder hereo... person or by duly authorize... ...rney, bu... ...n surrender of this certificate properly endorsed. ... certificate an... ...e shares represented hereby ar... ...ed and ... b... ...ject to all the provisions of the Certificate of Inc... ...ration of the C... ...pany, and all amendme... ...hereo... ...ll of w... ...h the holder by acceptance hereof assents. This ... ...icate is not v... ...unless countersigned by the tra... Agen... ...nd Regis...

WITN...S the ...csimile seal ... the Corporation and the facsimile signatures of ... duly authoriz... officers.

Dated:

PRESIDENT & CEO

CHIEF FINANCIAL OFFICER

AMERICAN FINANCIAL PRINTING INCORPORATED

TALK CITY, INC.
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA	–		Custodian

TEN ENT	–	as tenants by entireties			(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship			under Uniform Transfer to Minors
		and not be as tenants in common			Act

(State)

			UGMA	–		Custodian

					(Cust)		(Minor)
under Uniform Gifts to Minors
Act

(State)
Additional abbreviations may also be used though not in the above list.

For value received                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED